UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2004

BAUSCH & LOMB INCORPORATED
(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bausch & Lomb Place, Rochester, NY		14604-2701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[x]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     On December 15, 2004, Bausch & Lomb Incorporated announced that it had completed its exchange offer and $157,707,000 principal amount of its Floating Rate Convertible Senior Notes due 2023 were tendered for exchange into an equal principal amount of its 2004 Senior Convertible Securities due 2023 and an exchange fee of $2.50 per $1,000 original principal amount tendered for exchange.

Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. — Not applicable

(b)	Pro forma financial information. — Not applicable

(c)	Exhibits. The following exhibit is furnished as part of this report:

99.1 Press Release dated December 15, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Robert B. Stiles
Robert B. Stiles
Senior Vice President and General Counsel

Date:  December 15, 2004

EXHIBIT INDEX

Exhibit No.

Description

99.1	Press Release dated December 15, 2004.